Rule 497(e)

Registration Nos. 333-182308 and 811-22717

First Trust Exchange-Traded Fund VI

(the “Trust”)

First Trust S&P 500 Diversified Dividend Aristocrats ETF

(the “Fund”)

Supplement to the Fund’s Prospectus

Dated August 6, 2026

Notwithstanding anything to the contrary in the Fund’s Prospectus, the second sentence in the first paragraph in the section entitled “Annual Total Return” is deleted in its entirety and replaced with the following:

The bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year-to-year and by showing how the Fund’s average annual total returns based on net asset value for years 1, 5, 10 (as applicable) and since inception compared to those of the Index and a broad-based securities market index.

Additionally, the Average Annual Total Return table in the section entitled “Annual Total Return” is deleted in its entirety and replaced with the following:

Average Annual Total Returns for the Periods Ended December 31, 2025

	1 Year	5 Years	Since Inception	Inception Date
Return Before Taxes	13.98%	10.39%	10.17%	6/20/2017
Return After Taxes on Distributions	12.70%	9.22%	8.92%
Return After Taxes on Distributions and Sale of Fund Shares	8.25%	7.65%	7.58%
S&P 500® Sector-Neutral Dividend Aristocrats Index(1),(2) (reflects no deduction for fees, expenses or taxes)	14.62%	N/A	N/A
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	17.88%	14.42%	14.76%

(1)	On October 3, 2023, the Fund’s underlying index changed from the Nasdaq Riskalyze US Large Cap Select DividendTM Index to the S&P 500® Sector-Neutral Dividend Aristocrats Index. Therefore, the Fund’s performance and historical returns shown for the periods prior to this date are not necessarily indicative of the performance that the Fund, based on its current index, would have generated.
(2)	Performance data is not available for all the periods shown in the table for the index because performance data does not exist for some of the entire periods.

Please Keep this Supplement with your Fund’s Prospectus for Future Reference